Financial risk management (Tables)	12 Months Ended
Dec. 31, 2025
TextBlock 1 [Abstract]
Net Borrowing-to-Equity Ratio
Net
borrowing-to-equity
ratio as of December 31, 2024 and 2025 is as follows:

(in millions of Won)	2024		2025
Total borrowings	￦	25,997,367	28,492,000
Less: Cash and cash equivalents		6,767,898	7,049,800

Net borrowings		19,229,469	21,442,200
Total equity		61,442,768	62,392,712

Net borrowings-to-equity ratio		31.30%	34.36%